    As filed with the Securities and Exchange Commission on August 29, 1997
                                                  Registration No. 333-
------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                           ONYX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                             ----------------------

          Delaware                                      94-3154463
(State of Incorporation)                  (I.R.S. Employer Identification No.)

                             ----------------------

                               3031 RESEARCH DRIVE
                           RICHMOND, CALIFORNIA  94806
                                 (510) 222-9700
                    (Address of principal executive offices)

                             ----------------------

                     1996 EQUITY INCENTIVE PLAN, AS AMENDED
                            (Full title of the plan)

                               HOLLINGS C. RENTON
                      President and Chief Executive Officer
                           ONYX Pharmaceuticals, Inc.
                               3031 Research Drive
                           Richmond, California  94806
                                 (510) 222-9700
 (Name, address and telephone number, including area code, of agent for service)

                             ----------------------

                                   Copies to:
                              ROBERT L. JONES, ESQ.
                            DEBORAH A. MARSHALL, ESQ.
                               COOLEY GODWARD LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                        Palo Alto, California  94306-2155
                                 (650) 843-5000

                             ----------------------


                         CALCULATION OF REGISTRATION FEE

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  TITLE OF SECURITIES TO BE      AMOUNT TO BE      PROPOSED MAXIMUM OFFERING      PROPOSED MAXIMUM AGGREGATE         AMOUNT OF
          REGISTERED              REGISTERED          PRICE PER SHARE (1)             OFFERING PRICE (1)          REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common          600,000                  $9.5625                       $5,737,500                 $1,738.64
 Stock (par value $.001)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

   (1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The offering price per share and aggregate offering price are based upon the average of the bid and ask prices of Registrant's Common Stock on August 27, 1997 as reported on the Nasdaq National Market.

                   INCORPORATION BY REFERENCE OF CONTENTS OF
                REGISTRATION STATEMENT ON FORM S-8 NO. 333-04839

     Contents of Registration Statement on Form S-8 No. 333-04839, filed with the Securities and Exchange Commission on May 30, 1996 are incorporated by reference herein:


                                    EXHIBITS


EXHIBIT
NUMBER

5.1       Opinion of Cooley Godward LLP
23.1      Consent of Ernst & Young LLP
23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 of this Registration Statement.
24.1      Power of Attorney is contained on the signature pages.
99.1*     1996 Equity Incentive Plan (the "Plan").


_______________________

* Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (No. 333-3176-LA), and incorporated by reference herein.



                                      2.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of California, on the 27th day of August, 1997.

                                        ONYX PHARMACEUTICALS, INC.



                                        By:/s/ Hollings C. Renton
                                           ---------------------------------
                                             Hollings C. Renton
                                             President and Chief Executive
                                              Officer


                                      3.

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Hollings C. Renton and Douglas L. Blankenship, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                                             DATE

  /s/ Hollings C. Renton                President, Chief Executive Officer                August 27, 1997
-----------------------------------     and Director
          Hollings C. Renton            (Principal Executive Officer)

  /s/ Douglas L. Blankenship            Treasurer                                         August 27, 1997
-----------------------------------     (Principal Financial and
      Douglas L. Blankenship            Accounting Officer)

  /s/ Samuel D. Colella                 Chairman of the Board                             July 30, 1997
-----------------------------------     of Directors
          Samuel D. Colella

  /s/ Kathleen LaPorte                  Director                                          July 30, 1997
-----------------------------------
          Kathleen LaPorte

  /s/ Michael J. Berendt, Ph.D.         Director                                          July 30, 1997
-----------------------------------
      Michael J. Berendt, Ph.D.

  /s/ Randy Thurman                     Director                                          July 30, 1997
-----------------------------------
          Randy Thurman

  /s/ Wendell D. Wierenga               Director                                          July 30, 1997
-----------------------------------
       Wendell D. Wierenga

  /s/ Paul Goddard, Ph.D.               Director                                          July 30, 1997
-----------------------------------
       Paul Goddard, Ph.D.

                                        Director
-----------------------------------
        Edward Penhoet




                                       4.

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER

5.1       Opinion of Cooley Godward LLP.
23.1      Consent of Ernst & Young LLP
23.2 Consent of Cooley Godward LLP is contained in Exhibit 5.1 of this Registration Statement.
24.1      Power of Attorney is contained on the signature pages.
99.1*     1996 Equity Incentive Plan (the "Plan").


_______________________

* Filed as an exhibit to the Registrant's Registration Statement on Form SB-2 (No. 333-3176-LA), and incorporated by reference herein.